
Gross Margin
FY 2025
FY 2024
60%
50%
40%
30%
20%
10%
0%
PERCENT
50.7%
44.2%
FY 2025
FY 2024

THE ARENA Group

Income from Continuing Operations


FY 2025
FY 2024
$30
$20
$10
$0
$-10
DOLLARS IN MILLIONS
$28.6
$-7.7
FY 2025
FY 2024

THE ARENA Group


Revenue
FY 2025
FY 2024
DOLLARS IN MILLIONS
$140
$120
$100
$80
$60
$40
$20
$0
$134.8
$125.9
FY 2025
FY 2024

THE ARENA Group

For Q4 and Full Year 2025 results visit

investors.thearenagroup.net.

THE ARENA Group

Debt and Cash Generation

- Repaid $23.5 million in principal between our revolver and term loan.
- Increased our cash balance by nearly $6 million to $10.3 million.

THE ARENA Group